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                      SECURITIES AND EXCHANGE COMMISSION



                           Washington, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                      Securities Exchange Act of 1934


                               April 11, 1994
                     (Date of earliest event reported)



                           AMSOUTH BANCORPORATION
           (Exact name of registrant as specified in its charter)



                                  DELAWARE
                          (State of Incorporation)



        1-7476                                             63-0591257
(Commission File Number)                                (I.R.S. Employer
                                                     Identification Number)



            1400 AmSouth - Sonat Tower Birmingham, Alabama 35203
                       (Address of executive offices)



                               (205) 320-7151
            (Registrant's telephone number, including area code)

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Item 5.  Other Events

            Attached as Exhibit 1 to this Current Report on Form 8-K is a statement of eligibility and qualification of Bankers Trust Company ("Bankers Trust"), a New York banking corporation that has been designated as trustee for subordinated debt securities of AmSouth Bancorporation ("AmSouth") under an indenture to be entered into between AmSouth and Bankers Trust.

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                                 Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMSOUTH BANCORPORATION



                                    By:/s/ Ricky W. Thomas
                                          Ricky W. Thomas
                                          Senior Vice President
                                          Controller and Principal
                                          Accounting Officer


Date:  April 7, 1994

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                               EXHIBIT INDEX


 Form T-1 Statement of Eligibility under
 the Trust Indenture Act of 1939 of
 Bankers Trust Company . . . . . . . . . . . .   Exhibit 1